Financial Instruments - Gain (Loss) Reclassified from Accumulated Other Comprehensive Loss into Income (Effective Portion) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivative
Total	$ (11,445)	$ (23,132)	$ (26,889)
Depreciation expense
Derivative
Interest rate swaps	(144)	(122)	(117)
Interest and finance costs, net
Derivative
Interest rate swaps	$ (11,301)	$ (23,010)	$ (26,772)